                            MIDAMERICAN FUNDING, LLC

                                       and

                       IBJ WHITEHALL BANK & TRUST COMPANY
                                   as Trustee


                       5.85% Senior Secured Notes due 2001

                      6.339% Senior Secured Notes due 2009

                      6.927% Senior Secured Bonds due 2029



                          First Supplemental Indenture

                           Dated as of March 11, 1999

                  FIRST SUPPLEMENTAL INDENTURE, dated as of March 11, 1999 (herein called the "First Supplemental Indenture"), between MIDAMERICAN FUNDING, LLC., an Iowa limited liability comapny (hereinafter called the "Company"), and IBJ Whitehall Bank & Trust Company, a banking corporation organized under the laws of the state of New York, as Trustee (hereinafter called the "Trustee") under the Original Indenture referred to below.

                                   WITNESSETH:

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of March 11, 1999 (hereinafter called the "Original Indenture"), to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture.

                  WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture and of appointing an Authenticating Agent with respect to the Securities of any series;

                  WHEREAS, the Company desires to create three series of the Securities, one series of the Securities in an aggregate principal amount of two hundred million dollars ($200,000,000) to be designated the "5.85% Senior Secured Notes due 2001", one series of the Securities in an aggregate principal amount of one hundred seventy-five million dollars ($175,000,000) to be designated the "6.339% Senior Secured Notes due 2009", and one series of the Securities in an aggregate principal amount of three hundred twenty-five million dollars ($325,000,000) to be designated the "6.927% Senior Secured Bonds due 2029" (collectively the "Securities"), and all action on the part of the Company necessary to authorize the issuance of the Securities under the Original Indenture and this First Supplemental Indenture has been duly taken; and

                  WHEREAS, all acts and things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

                  NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

                  That in consideration of the premises and of the acceptance and purchase of the Securities by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Securities, as follows:

                                    ARTICLE I

                                   Definitions

                  The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the forms of Securities attached hereto as Exhibits A, B and C, respectively. In addition, for all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise expressly requires, the following terms shall have the respective meanings assigned to them as follows and shall be construed as if defined in
Article I of the Original Indenture:

                  "CalEnergy" means CalEnergy Company, Inc., a Delaware corporation, and its successors.

                  "Deadline Date" means September 7, 1999.

                  "Escrow Agent" means the escrow agent from time to time under the Escrow Agreement.

                  "Escrow Agreement" means the Escrow Agreement dated as of March 11, 1999, between the Company and IBJ Whitehall Bank & Trust Company, as escrow agent thereunder.

                  "Exchange Security" means a security in global or definitive form substantially in the form set forth in Exhibit A.4, with respect to the 5.85% Senior Secured Notes due 2001, or in the form set forth in Exhibit B.4, with respect to the 6.339% Senior Secured Notes due 2009, or in the form set forth in Exhibit C.4, with respect to the 6.927% Senior Secured Bonds due 2029, in each case, to this First Supplemental Indenture.

                  "Global Security" means a Rule 144A Global Security or a Regulations S Global Security, in global form substantially in the form set forth in Exhibits A.1 and A.2, with respect to the 5.85% Senior Secured Notes due 2001, Exhibits B.1 and B.2, with respect to the 6.339% Senior Secured Notes due 2009, or in the form set forth in Exhibits C.1 and C.2, with respect to the 6.927% Senior Secured Bonds due 2029, in each case, to this First Supplemental Indenture.

                  "Initial Purchasers" means Credit Suisse First Boston Corporation, Lehman Brothers Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  "Mandatory Redemption Date" means the earlier of (a) September 27, 1999 if the MidAmerican Merger has not been consummated on or prior to the Deadline Date, or (b) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the abandonment of the MidAmerican Merger by CalEnergy or the termination of the MidAmerican Merger Agreement.

                  "Mandatory Redemption Price" means a redemption price equal to 100% of the aggregate principal amount of the Securities, together with accrued and unpaid interest thereon on the Mandatory Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

                  "Registration Rights Agreement" means the Registration Rights Agreement dated as of March 11, 1999 between the Company and the Initial Purchasers.

                                   ARTICLE II

                      Terms and Issuance of the Securities

                  Section 201. Issue of Securities. Three series of Securities, which shall be designated the 5.85% Senior Secured Notes due 2001, the "6.339% Senior Secured Notes due 2009", the "6.927% Senior Secured Bonds due 2029", respectively (collectively, the "Securities"), shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this First Supplemental Indenture (including the forms of Securities set forth in Exhibits A, B and C, as applicable). The aggregate principal amount of the 5.85% Senior Secured Notes due 2001, the aggregate principal amount of the 6.339% Senior Secured Notes due 2009 and the aggregate principal amount of the 6.927% Senior Secured Bonds due 2029 which may be authenticated and delivered under the First Supplemental Indenture shall not exceed $200,000,000, $175,000,000 and $325,000,000, respectively.

                  Section 202. Mandatory Redemption. If (i) the MidAmerican Merger is not consummated on or prior to the Deadline Date or (ii) CalEnergy elects to abandon the MidAmerican Merger, or the MidAmerican Merger Agreement is terminated, in either case, on or prior to the Deadline Date, for any reason, the Company shall redeem all the Securities on the Mandatory Redemption Date, in cash, at the Mandatory Redemption Price, as provided in paragraph 3 of the Securities.

                  The provisions of Article XI of the Original Indenture shall apply to mandatory redemption of the Securities except as modified below. If the Company is required to redeem all of the Securities pursuant to this Section 202 and paragraph 3 of the Securities, the Company shall notify the Trustee in writing of the applicable Mandatory Redemption Date and shall also notify the Escrow Agent concurrently with its notification to the Trustee. The Company shall give such notices to the Trustee and Escrow Agent provided for in this Section promptly after the occurrence of the event triggering the mandatory redemption of the Securities. In the event of a mandatory redemption of the Securities pursuant to this Section and paragraph 3 of the Securities, the Company shall mail the notice of redemption required to be delivered to each Holder of Securities by Section 1104 on the date it delivers the notices to the Trustee and the Escrow Agent.

                  Section 203. Optional Redemption. The Securities may be redeemed, in whole or in part, at the option of the Company pursuant to the terms set forth in paragraph 2 of the series of Securities to be redeemed. The provisions of Article XI of the Original Indenture shall also apply to any optional redemption of Securities by the Company.

                  Section 204. Limitation on Liens. The covenant provided by
Section 1004 of the Original Indenture shall be applicable to the Securities.

                  Section 205. Limitation on Distributions. The covenant provided by Section 1005 of the Original indenture shall be applicable to the Securities.

                  Section 206. Limitation on Indebtedness of the Company. The covenant provided by Section 1006 of the Original Indenture shall be applicable to the Securities.

                  Section 207. Place of Payment. The Place of Payment in respect of the Securities will be in The City of New York, initially at the Corporate Trust Office of IBJ Whitehall Bank & Trust Company (which as of the date hereof is located at One State Street, New York, New York 10004 Attention: Capital Markets Trust Services.

                  Section 208. Form of Securities; Incorporation of Terms. The forms of the Securities shall be substantially in the forms of Exhibits A, B and C attached hereto, as applicable, the respective terms of which are herein incorporated by reference and which are part of this First Supplemental Indenture. The Securities shall be issued as one or more Global Securities in fully registered form and one or more Definitive Securities in fully registered form, as determined in accordance with Section 201 of the Original Indenture. The Global Securities shall be delivered by the Trustee to the Depositary, as the Holder thereof, or a nominee or custodian therefor, to be held by the Depositary in accordance with the Original Indenture.

                  Section 209. Exchange of the Global Securities. Each of the Global Securities shall be exchangeable for Definitive Securities only as provided in Section 307(b)(ii) of the Original Indenture.

                  Section 210. Regular Record Date for the Securities. The Regular Record Date for the Securities shall be the February 15 or August 15 immediately prior to each Interest Payment Date.

                  Section 211. Authorized Denominations. Beneficial interests in Global Securities, as well as Definitive Securities, may be held only in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                   ARTICLE III

                                   DEPOSITARY

                  Section 301. Depositary. The Depository Trust Company, its nominees and their respective successors are hereby appointed Depositary with respect to the Global Securities.

                                   ARTICLE IV

                  Section 401. Execution as Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

                  Section 402. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  Section 403. Successors and Assigns. All covenants and agreements in this First Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 404. Separability Clause. In case any provision in this First Supplemental Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 405. Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture or in the Securities, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

                  Section 406. Execution and Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereof have caused this First Supplemental Indenture to be duly executed by their respective officers or directors duly authorized thereto, all as of the day and year first above written.


                  MIDAMERICAN FUNDING, LLC


                  By: /s/ Steven A. McArthur
                     ----------------------------------
                      Name:  Steven A. McArthur
                      Title: Vice President and Secretary


                  IBJ WHITEHALL BANK & TRUST COMPANY
                      as Trustee

                 By: /s/ Steven J. Giurlando
                    -----------------------------------
                      Name:  Steven J. Giurlando
                      Title: Vice President

                                                                     EXHIBIT A.1

          FORM OF FACE OF RULE 144A GLOBAL SENIOR SECURED NOTE DUE 2001


                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY (OR ITS PREDECESSOR) HAS BEEN INITIALLY RESOLD IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE. THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS

SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATION S THEREUNDER.

                  BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN, FOR THE BENEFIT OF THE COMPANY, (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
(A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) IN THE UNITED STATES TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (A) TO (E) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (3) AGREES THAT IT WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND ON THESE RESALE RESTRICTIONS.

                  UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF).

                            MIDAMERICAN FUNDING, LLC
                       5.85% Senior Secured Notes due 2001

                                                 $____________

No.___                                           CUSIP No. 59562H AA 8


                  MIDAMERICAN FUNDING, LLC., a limited liability company organized under the laws of Iowa (herein called the "Company," which term includes any successor corporation or limited liability company under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [ ] Million Dollars (such principal amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount") on March 1, 2001, and to pay interest thereon from March 11, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing September 1, 1999 at the rate of 5.85% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall continue to bear interest at the aforesaid rate of 5.85% per annum (to the extent that the payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business
Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. If an Illiquidity Event (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of 6.35% per annum from and including the date on which any such Illiquidity Event shall occur, until but excluding the date on which all Illiquidity Events shall cease to exist or shall otherwise have been cured; provided, however, that if such Illiquidity Event has not ceased to exist or is not otherwise cured within two years after the consummation of the MidA-merican Merger (as defined in the Indenture), such increase in interest rate will become permanent.

                  Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, at the option of the Company, payment of the interest on this Security may be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                            MIDAMERICAN FUNDING, LLC


                                            By: ________________________________
                                                Name:
                                                Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                    IBJ WHITEHALL BANK & TRUST COMPANY
                                    as Trustee


Dated:______________                By:  ________________________________
                                         Authorized Signatory

        FORM OF REVERSE OF RULE 144A GLOBAL SENIOR SECURED NOTE DUE 2001

                            MIDAMERICAN FUNDING, LLC
                       5.85% Senior Secured Notes due 2001


1. GENERAL

                 This Security is one of a duly authorized issue of Securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 11, 1999 (herein called the "Original Indenture"), between the Company and IBJ Whitehall Bank & Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of March 11, 1999 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $200,000,000.

2. OPTIONAL REDEMPTION

                 The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 0 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                 "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                 "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                 "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                 "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

                 "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company.

                 "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

                 Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                 If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                 The Trustee may conclusively rely on an Officers' Certificate setting forth the calculation of the Redemption Price, which Officers' Certificate shall be delivered to the Trustee prior to the Redemption Date.

                 Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

                In the event of redemption of this Security in part only,the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

3. MANDATORY REDEMPTION

                In the event that (i) the MidAmerican Merger is not consummate on or prior to September 7, 1999 or (ii) CalEnergy elects to abandon the MidAmerican Merger, or the MidAmerican Merger Agreement is terminated, in either case, on or prior to September 7, 1999, for any reason, the Company shall redeem all the Securities on the Mandatory Redemption Date, in cash at a redemption price (the "Mandatory Redemption Price") equal to the aggregate principal amount thereof plus accrued and unpaid interest thereon to the earlier of (a) September 27, 1999, in the event that the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (b) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the occurrence of an event described in (ii) above (such earlier date being referred to herein as the "Mandatory Redemption Date").

                Notice of Redemption pursuant to this paragraph 3 shall be given as provided for in the Indenture promptly after the occurrence of the event triggering such mandatory redemption.

                Unless the Company defaults in payment of the Mandatory Redemption Price, from and after the Mandatory Redemption Date, the Securities of this series will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Mandatory Redemption Price thereof.

4. DEFEASANCE

                The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

5. DEFAULTS AND REMEDIES

                If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities under the Indenture may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless
(a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice from the Holder, request and offer of indemnity shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

6.  AMENDMENT AND WAIVER

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

7.           TRANSFER AND EXCHANGE; DENOMINATIONS

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, (which initially shall be the corporate trust office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8.           SUCCESSOR OBLIGORS

                  When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

9.           TRUSTEE DEALINGS WITH THE COMPANY

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

10.          NO RECOURSE AGAINST OTHERS

                  No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

11.          AUTHENTICATION

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

12.          CUSIP NUMBERS

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series.

13.          GOVERNING LAW

                  This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

14.          DEFINED TERMS

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                      SCHEDULE A

                           [SCHEDULE OF ADJUSTMENTS]*


Initial Principal Amount:  U.S. $

                      Notation made
                                                                  Principal        on behalf of
Date                  Principal             Principal             Amount           the Security
adjustment            amount                amount                following        Exchange
made                  increase              decrease              adjustment       Agent/Registrar
--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------

--------------        --------------        --------------        --------------   --------------






-------------------
     *Insert if Exchange Note is a Global Security

                                                                     EXHIBIT A.2

                  FORM OF FACE OF REGULATION S GLOBAL SENIOR SECURED NOTE DUE
2001

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY (OR ITS PREDECESSOR) HAS BEEN ISSUED IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE. THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATION S THEREUNDER.

                  BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN, FOR THE BENEFIT OF THE COMPANY, (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
(A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) IN THE UNITED STATES TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (A) TO (E) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (3) AGREES THAT IT WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND ON THESE RESALE RESTRICTIONS.

                  THE RIGHTS ATTACHED TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE.

                  PRIOR TO THE COMMENCEMENT OF THE REGISTERED EXCHANGE OFFER OR THE EFFECTIVENESS OF THE SHELF REGISTRATION STATEMENT, TRANSFERS OF INTERESTS IN THIS REGULATION S GLOBAL SECURITY TO U.S. PERSONS SHALL BE LIMITED TO TRANSFERS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.

                  UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                            MIDAMERICAN FUNDING, LLC
                      6.339% Senior Secured Notes due 2001


No. ____                                            $____________

                                                    ISIN No. US59562HAG39

                   MIDAMERICAN FUNDING, LLC, a limited liability company organized under the laws of Iowa (herein called the "Company," which term includes any successor corporation or limited liability company under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [ ] Million Dollars (such principal amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount"), on March 1, 2001, and to pay interest thereon from March 11, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing September 1, 1999 at the rate of 5.85% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall continue to bear interest at the aforesaid rate of 5.85% per annum (to the extent that the payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business
Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. If an Illiquidity Event (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of 6.839% per annum from and including the date on which any such Illiquidity Event shall occur, until but excluding the date on which all Illiquidity Events shall cease to exist or shall otherwise have been cured; provided, however, that if such Illiquidity Event has not ceased to exist or is not otherwise cured within two years after the consummation of the MidAmerican Merger (as defined in the Indenture), such increase in interest rate will become permanent.

                  Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, at the option of the Company, payment of the interest on this Security may be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                            MIDAMERICAN FUNDING, LLC


                                            By: ________________________________
                                                 Name:
                                                 Title:




Attest:


By:__________________
   Name:
   Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                   IBJ WHITEHALL BANK & TRUST COMPANY
                                   as Trustee


Dated:______________                By:  ________________________________
                                          Authorized Signatory

       FORM OF REVERSE OF REGULATION S GLOBAL SENIOR SECURED NOTE DUE 2001

                            MIDAMERICAN FUNDING, LLC
                       5.85% Senior Secured Notes due 2001

1.  GENERAL

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 11, 1999 (herein called the "Original Indenture"), between the Company and IBJ Whitehall Bank & Trust Company as trustee (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of March 11, 1999 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $200,000,000.

2.  OPTIONAL REDEMPTION

                 The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 0 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                 "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                 "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                 "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                 "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

                 "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company.

                 "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

                 Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                 If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                 The Trustee may conclusively rely on an Officers' Certificate setting forth the calculation of the Redemption Price, which Officers' Certificate shall be delivered to the Trustee prior to the Redemption Date.

                 Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

                  In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

3.   MANDATORY REDEMPTION

                  In the event that (i) the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (ii) CalEnergy elects to abandon the MidAmerican Merger, or the MidAmerican Merger Agreement is terminated, in either case, on or prior to September 7, 1999, for any reason, the Company shall redeem all the Securities on the Mandatory Redemption Date, in cash at a redemption price (the "Mandatory Redemption Price") equal to the aggregate principal amount thereof plus accrued and unpaid interest thereon to the earlier of (a) September 27, 1999, in the event that the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (b) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the occurrence of an event described in (ii) above (such earlier date being referred to herein as the "Mandatory Redemption Date").

                  Notice of Redemption pursuant to this paragraph 3 shall be given as provided for in the Indenture promptly after the occurrence of the event triggering such mandatory redemption.

                  Unless the Company defaults in payment of the Mandatory Redemption Price, from and after the Mandatory Redemption Date, the Securities of this series will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Mandatory Redemption Price thereof.

4.   DEFEASANCE

                 The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

5.   DEFAULTS AND REMEDIES

                 If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities under the Indenture may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                 As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless
(a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice from the Holder, request and offer of indemnity shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

6.  AMENDMENT AND WAIVER

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

7.  TRANSFER AND EXCHANGE; DENOMINATIONS

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, (which initially shall be the corporate trust office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8.  SUCCESSOR OBLIGORS

                 When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

9.  TRUSTEE DEALINGS WITH THE COMPANY

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

10. NO RECOURSE AGAINST OTHERS

                 No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

11. AUTHENTICATION

                 This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

12. ISIN NUMBER AND COMMON CODE

                 This Security will bear an ISIN number and a Common Code. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

13. GOVERNING LAW

                 This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

14. DEFINED TERMS

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                      SCHEDULE A

                             SCHEDULE OF ADJUSTMENTS


Initial Principal Amount:  U.S. $

                      Notation made
                                                                  Principal     on behalf of
Date                  Principal             Principal             Amount        the Security
adjustment            amount                amount                following     Exchange
made                  increase              decrease              adjustment    Agent/Registrar
--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

                                                                     EXHIBIT A.3

       FORM OF FACE OF RESTRICTED DEFINITIVE SENIOR SECURED NOTE DUE 2001

                  THIS SECURITY HAS BEEN INITIALLY RESOLD TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DESCRIBED BY RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE. THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

                  BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN, FOR THE BENEFIT OF THE COMPANY, (1) REPRESENTS THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" DESCRIBED BY RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) IN THE UNITED STATES TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT,
(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (A) TO (E) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (3) AGREES THAT IT WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND ON THESE RESALE RESTRICTIONS.

                  UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD

REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF
(A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF).

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                            MIDAMERICAN FUNDING, LLC
                       5.85% Senior Secured Notes due 2001

                                                      $_____________

No. ___                                               CUSIP No. 59562HAD 08

                  MIDAMERICAN FUNDING, LLC, a limited liability company organized under the laws of Iowa (herein called the "Company," which term includes any successor corporation or limited liability company under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______, or registered assigns, the principal amount of 11 Million Dollars (the "Principal Amount") on March 1, 2001, and to pay interest thereon from March 11, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing September 1, 1999 at the rate of 5.85% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall continue to bear interest at the aforesaid rate of 5.85% per annum (to the extent that the payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business
Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. If an Illiquidity Event (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of 6.35%per annum from and including the date on which any such Illiquidity Event shall occur, until but excluding the date on which all Illiquidity Events shall cease to exist or shall otherwise have been cured, provided, however, that if such Illiquidity Event has not ceased to exist or is not otherwise cured within two years after the consummation of the MidAmerican Merger (as defined in the Indenture), such increase in interest rate will become permanent.

                  Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, at the option of the Company, payment of the interest on this Security may be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                            MIDAMERICAN FUNDING, LLC


                                            By: ________________________________
                                                 Name:
                                                 Title:




Attest:


By: __________________________
    Name:
    Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                    IBJ WHITEHALL BANK & TRUST COMPANY
                                    as Trustee


Dated:______________                By:  ________________________________
                                          Authorized Signatory

          FORM OF REVERSE OF RESTRICTED DEFINITIVE SENIOR NOTE DUE 2001

                            MIDAMERICAN FUNDING, LLC
                       5.85% Senior Secured Notes due 2001


1. GENERAL

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 11, 1999 (herein called the "Original Indenture"), between the Company and IBJ Whitehall Bank & Trust Company as trustee (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of March 11, 1999 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $200,000,000.

2. OPTIONAL REDEMPTION

                 The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 0 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                 "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                 "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                 "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                 "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

                 "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company.

                 "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

                 Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                 If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                 The Trustee may conclusively rely on an Officers' Certificate setting forth the calculation of the Redemption Price, which Officers' Certificate shall be delivered to the Trustee prior to the Redemption Date.

                 Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

3.  MANDATORY REDEMPTION

                 In the event that (i) the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (ii) CalEnergy elects to abandon the MidAmerican Merger, or the MidAmerican Merger Agreement is terminated, in either case, on or prior to September 7, 1999, for any reason, the Company shall redeem all the Securities on the Mandatory Redemption Date, in cash at a redemption price (the "Mandatory Redemption Price") equal to the aggregate principal amount thereof plus accrued and unpaid interest thereon to the earlier of (a) September 27, 1999, in the event that the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (b) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the occurrence of an event described in (ii) above (such earlier date being referred to herein as the "Mandatory Redemption Date").

                 Notice of Redemption pursuant to this paragraph 3 shall be given as provided for in the Indenture promptly after the occurrence of the event triggering such mandatory redemption.

                 Unless the Company defaults in payment of the Mandatory Redemption Price, from and after the Mandatory Redemption Date, the Securities of this series will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Mandatory Redemption Price thereof.

4.  DEFEASANCE

                 The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

5.  DEFAULTS AND REMEDIES

                 If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities under the Indenture may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                 As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless
(a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Inden-ture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice from the Holder, request and offer of indemnity shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

6.  AMENDMENT AND WAIVER

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

7.  TRANSFER AND EXCHANGE; DENOMINATIONS

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, (which initially shall be the corporate trust office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8.  SUCCESSOR OBLIGORS

                 When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

9.  TRUSTEE DEALINGS WITH THE COMPANY

                 The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

10. NO RECOURSE AGAINST OTHERS

                 No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

11. AUTHENTICATION

                 This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

12. CUSIP NUMBERS

                 Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series.

13. GOVERNING LAW

                 This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

14. DEFINED TERMS

                 All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                     EXHIBIT B.1

          FORM OF FACE OF RULE 144A GLOBAL SENIOR SECURED NOTE DUE 2009


                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY (OR ITS PREDECESSOR) HAS BEEN INITIALLY RESOLD IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE. THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATION S THEREUNDER.

                  BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN, FOR THE BENEFIT OF THE COMPANY, (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
(A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) IN THE UNITED STATES TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (A) TO (E) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (3) AGREES THAT IT WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND ON THESE RESALE RESTRICTIONS.

                  UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF).

                            MIDAMERICAN FUNDING, LLC
                      6.339% Senior Secured Notes due 2009

                                                         $______________

No. ___                                                  CUSIP No. 59562H AB 4


                  MIDAMERICAN FUNDING, LLC, a limited liability company organized under the laws of Iowa (herein called the "Company," which term includes any successor corporation or limited liability company under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [ ] Million Dollars (such principal amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount") on March 1, 2009, and to pay interest thereon from March 11, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing September 1, 1999 at the rate of 6.339% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall continue to bear interest at the aforesaid rate of 6.339% per annum (to the extent that the payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. If an Illiquidity Event (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of 6.859%per annum from and including the date on which any such Illiquidity Event shall occur, until but excluding the date on which all Illiquidity Events shall cease to exist or shall otherwise have been cured; provided, however, that if such Illiquidity Event has not ceased to exist or is not otherwise cured within two years after the consummation of the MidAmerican Merger (as defined in the Indenture), such increase in interest rate will become permanent.

                  Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, at the option of the Company, payment of the interest on this Security may be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                            MIDAMERICAN FUNDING, LLC


                                            By: _______________________________
                                                 Name:
                                                 Title:




Attest:


By:_________________
   Name:
   Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                    IBJ WHITEHALL BANK & TRUST COMPANY
                                    as Trustee


Dated:______________                By:  ________________________________
                                          Authorized Signatory

        FORM OF REVERSE OF RULE 144A GLOBAL SENIOR SECURED NOTE DUE 2009

                            MIDAMERICAN FUNDING, LLC
                      6.339% Senior Secured Notes due 2009

1. GENERAL

                 This Security is one of a duly authorized issue of Securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 11, 1999 (herein called the "Original Indenture"), between the Company and IBJ Whitehall Bank & Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of March 11, 1999 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $175,000,000.

2. OPTIONAL REDEMPTION

                 The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 15 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                 "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                 "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corpo-rate debt securities of comparable maturity to the remaining term of the Securities of this series.

                 "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                 "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

                 "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company.

                 "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

                 Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                 If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                 The Trustee may conclusively rely on an Officers' Certificate setting forth the calculation of the Redemption Price, which Officers' Certificate shall be delivered to the Trustee prior to the Redemption Date.

                 Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

                 In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Princi-pal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

3. MANDATORY REDEMPTION

                  In the event that (i) the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (ii) CalEnergy elects to abandon the MidAmerican Merger, or the MidAmerican Merger Agreement is terminated, in either case, on or prior to September 7, 1999, for any reason, the Company shall redeem all the Securities on the Mandatory Redemption Date, in cash at a redemption price (the "Mandatory Redemption Price") equal to the aggregate principal amount thereof plus accrued and unpaid interest thereon to the earlier of (a) September 27, 1999, in the event that the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (b) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the occurrence of an event described in (ii) above (such earlier date being referred to herein as the "Mandatory Redemption Date").

                  Notice of Redemption pursuant to this paragraph 3 shall be given as provided for in the Indenture promptly after the occurrence of the event triggering such mandatory redemption.

                  Unless the Company defaults in payment of the Mandatory Redemption Price, from and after the Mandatory Redemption Date, the Securities of this series will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Mandatory Redemption Price thereof.

4. DEFEASANCE

                 The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

5. DEFAULTS AND REMEDIES

                 If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities under the Indenture may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless
(a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice from the Holder, request and offer of indemnity shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

6. AMENDMENT AND WAIVER

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

7. TRANSFER AND EXCHANGE; DENOMINATIONS

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, (which initially shall be the corporate trust office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8. SUCCESSOR OBLIGORS

                  When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

9. TRUSTEE DEALINGS WITH THE COMPANY

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

10. NO RECOURSE AGAINST OTHERS

                  No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

11. AUTHENTICATION

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

12. CUSIP NUMBERS

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series.

13. GOVERNING LAW

                  This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

14. DEFINED TERMS

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                      SCHEDULE A

                             SCHEDULE OF ADJUSTMENTS


Initial Principal Amount:  U.S. $

                      Notation made
                                                                  Principal     on behalf of
Date                  Principal             Principal             Amount        the Security
adjustment            amount                amount                following     Exchange
made                  increase              decrease              adjustment    Agent/Registrar
--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

                                                                     EXHIBIT B.2

        FORM OF FACE OF REGULATION S GLOBAL SENIOR SECURED NOTE DUE 2009


                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY (OR ITS PREDECESSOR) HAS BEEN ISSUED IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE. THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATION S THEREUNDER.

                  BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN, FOR THE BENEFIT OF THE COMPANY, (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
(A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) IN THE UNITED STATES TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (A) TO (E) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (3) AGREES THAT IT WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND ON THESE RESALE RESTRICTIONS.

                  THE RIGHTS ATTACHED TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE.

                  PRIOR TO THE COMMENCEMENT OF THE REGISTERED EXCHANGE OFFER OR THE EFFECTIVENESS OF THE SHELF REGISTRATION STATEMENT, TRANSFERS OF INTERESTS IN THIS REGULATION S GLOBAL SECURITY TO U.S. PERSONS SHALL BE LIMITED TO TRANSFERS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.

                  UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                            MIDAMERICAN FUNDING, LLC
                      6.339% Senior Secured Notes due 2009


No. ____                                                $____________

                                                        ISIN No. US59562 HAH 12

                   MIDAMERICAN FUNDING, LLC, a limited liability company organized under the laws of Iowa (herein called the "Company," which term includes any successor corporation or limited liability company under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [ ] Million Dollars (such principal amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount") on March 1, 2009, and to pay interest thereon from March 11, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing September 1, 1999 at the rate of 6.339% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall continue to bear interest at the aforesaid rate of 6.339% per annum (to the extent that the payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. If an Illiquidity Event (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of
6.839 per annum from and including the date on which any such Illiquidity Event shall occur, until but excluding the date on which all Illiquidity Events shall cease to exist or shall otherwise have been cured; provided, however, that if such Illiquidity Event has not ceased to exist or is not otherwise cured within two years after the consummation of the MidAmerican Merger (as defined in the Indenture), such increase in interest rate will become permanent.

                  Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, at the option of the Company, payment of the interest on this Security may be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                            MIDAMERICAN FUNDING, LLC


                                            By: ________________________________
                                                 Name:
                                                 Title:


Attest:

By:__________________
     Name:
     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                    IBJ WHITEHALL BANK & TRUST COMPANY
                                    as Trustee


Dated:______________                By:  ________________________________
                                           Authorized Signatory

       FORM OF REVERSE OF REGULATION S GLOBAL SENIOR SECURED NOTE DUE 2009

                            MIDAMERICAN FUNDING, LLC
                      6.339% Senior Secured Notes due 2009

1. GENERAL

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 11, 1999 (herein called the "Original Indenture"), between the Company and IBJ Whitehall Bank & Trust Company as trustee (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of March 11, 1999 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $175,000,000.

2. OPTIONAL REDEMPTION

                 The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 15 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                 "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                 "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                 "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                 "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

                 "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company.

  .              "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

                 Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                 If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                 The Trustee may conclusively rely on an Officers' Certificate setting forth the calculation of the Redemption Price, which Officers' Certificate shall be delivered to the Trustee prior to the Redemption Date.

                 Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

                  In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

3.           MANDATORY REDEMPTION

                  In the event that (i) the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (ii) CalEnergy elects to abandon the MidAmerican Merger, or the MidAmerican Merger Agreement is terminated, in either case, on or prior to September 7, 1999, for any reason, the Company shall redeem all the Securities on the Mandatory Redemption Date, in cash at a redemption price (the "Mandatory Redemption Price") equal to the aggregate principal amount thereof plus accrued and unpaid interest thereon to the earlier of (a) September 27, 1999, in the event that the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (b) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the occurrence of an event described in (ii) above (such earlier date being referred to herein as the "Mandatory Redemption Date").

                  Notice of Redemption pursuant to this paragraph 3 shall be given as provided for in the Indenture promptly after the occurrence of the event triggering such mandatory redemption.

                  Unless the Company defaults in payment of the Mandatory Redemption Price, from and after the Mandatory Redemption Date, the Securities of this series will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Mandatory Redemption Price thereof.

4.           DEFEASANCE

                  The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

5.           DEFAULTS AND REMEDIES

                 If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities under the Indenture may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                 As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request,
(d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice from the Holder, request and offer of indemnity shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

6. AMENDMENT AND WAIVER

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

7. TRANSFER AND EXCHANGE; DENOMINATIONS

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, (which initially shall be the corporate trust office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8. SUCCESSOR OBLIGORS

                 When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

9. TRUSTEE DEALINGS WITH THE COMPANY

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

10. NO RECOURSE AGAINST OTHERS

                 No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

11. AUTHENTICATION

                 This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

12. ISIN NUMBER AND COMMON CODE

                 This Security will bear an ISIN number and a Common Code. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

13. GOVERNING LAW

                 This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

14. DEFINED TERMS

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                      SCHEDULE A

                             SCHEDULE OF ADJUSTMENTS


Initial Principal Amount:  U.S. $

                      Notation made
                                                                  Principal     on behalf of
Date                  Principal             Principal             Amount        the Security
adjustment            amount                amount                following     Exchange
made                  increase              decrease              adjustment    Agent/Registrar
--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

--------------        --------------        --------------        -----------   ---------------

                                                                     EXHIBIT B.3

       FORM OF FACE OF RESTRICTED DEFINITIVE SENIOR SECURED NOTE DUE 2009

                  THIS SECURITY HAS BEEN INITIALLY RESOLD TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DESCRIBED BY RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE. THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

                  BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN, FOR THE BENEFIT OF THE COMPANY, (1) REPRESENTS THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" DESCRIBED BY RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) IN THE UNITED STATES TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT,
(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (A) TO (E) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (3) AGREES THAT IT WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND ON THESE RESALE RESTRICTIONS.

                  UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD

REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF
(A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF).

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                            MIDAMERICAN FUNDING, LLC
                      6.339% Senior Secured Notes due 2009


No. ____                                                  $____________

                                                          CUSIP No. 59562H AE 8

                  MIDAMERICAN FUNDING, LLC., a limited liability company organized under the laws of Iowa (herein called the "Company," which term includes any successor corporation or limited liability company under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______, or registered assigns, the principal amount of [ ] Million Dollars (the "Principal Amount") on March 1, 2009, and to pay interest thereon from March 11, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing September 1, 1999 at the rate of 6.339% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall continue to bear interest at the aforesaid rate of 6.339% per annum (to the extent that the payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. If an Illiquidity Event (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of 6.839%per annum from and including the date on which any such Illiquidity Event shall occur, until but excluding the date on which all Illiquidity Events shall cease to exist or shall otherwise have been cured, provided, however, that if such Illiquidity Event has not ceased to exist or is not otherwise cured within two years after the consummation of the MidAmerican Merger (as defined in the Indenture), such increase in interest rate will become permanent.

                  Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, at the option of the Company, payment of the interest on this Security may be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                            MIDAMERICAN FUNDING, LLC


                                            By: ________________________________
                                                 Name:
                                                 Title:

Attest:

By:________________
     Name:
     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                    IBJ WHITEHALL BANK & TRUST COMPANY
                                    as Trustee


Dated:______________                By:  ________________________________
                                         Authorized Signatory

      FORM OF REVERSE OF RESTRICTED DEFINITIVE SENIOR SECURED NOTE DUE 2009

                            MIDAMERICAN FUNDING, LLC
                      6.339% Senior Secured Notes due 2009

1. GENERAL

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 11, 1999 (herein called the "Original Indenture"), between the Company and IBJ Whitehall Bank & Trust Company as trustee (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of March 11, 1999 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $175,000,000.

2. OPTIONAL REDEMPTION

                 The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 15 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                 "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                 "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                 "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                 "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

                 "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company.

                 "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

                 Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                 If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                 The Trustee may conclusively rely on an Officers' Certificate setting forth the calculation of the Redemption Price, which Officers' Certificate shall be delivered to the Trustee prior to the Redemption Date.

                 Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

3. MANDATORY REDEMPTION

                 In the event that (i) the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (ii) CalEnergy elects to abandon the MidAmerican Merger, or the MidAmerican Merger Agreement is terminated, in either case, on or prior to September 7, 1999, for any reason, the Company shall redeem all the Securities on the Mandatory Redemption Date, in cash at a redemption price (the "Mandatory Redemption Price") equal to the aggregate principal amount thereof plus accrued and unpaid interest thereon to the earlier of (a) September 27, 1999, in the event that the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (b) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the occurrence of an event described in (ii) above (such earlier date being referred to herein as the "Mandatory Redemption Date").

                 Notice of Redemption pursuant to this paragraph 3 shall be given as provided for in the Indenture promptly after the occurrence of the event triggering such mandatory redemption.

                 Unless the Company defaults in payment of the Mandatory Redemption Price, from and after the Mandatory Redemption Date, the Securities of this series will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Mandatory Redemption Price thereof.

4. DEFEASANCE

                 The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

5. DEFAULTS AND REMEDIES

                 If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities under the Indenture may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                 As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless
(a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Inden-ture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice from the Holder, request and offer of indemnity shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

6. AMENDMENT AND WAIVER

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

7. TRANSFER AND EXCHANGE; DENOMINATIONS

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, (which initially shall be the corporate trust office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8. SUCCESSOR OBLIGORS

                 When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

9. TRUSTEE DEALINGS WITH THE COMPANY

                 The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

10. NO RECOURSE AGAINST OTHERS

                 No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

11. AUTHENTICATION

                 This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

12. CUSIP NUMBERS

                 Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series.

13. GOVERNING LAW

                 This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

14. DEFINED TERMS

                 All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                     EXHIBIT C.1

          FORM OF FACE OF RULE 144A GLOBAL SENIOR SECURED BOND DUE 2029


                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY (OR ITS PREDECESSOR) HAS BEEN INITIALLY RESOLD IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE. THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATION S THEREUNDER.

                  BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN, FOR THE BENEFIT OF THE COMPANY, (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
(A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) IN THE UNITED STATES TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (A) TO (E) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (3) AGREES THAT IT WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND ON THESE RESALE RESTRICTIONS.

                  UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF).

                            MIDAMERICAN FUNDING, LLC
                      6.927% Senior Secured Bonds due 2029

                                                         $_______________

No.____                                                  CUSIP No. 59562H AC 2


                  MIDAMERICAN FUNDING, LLC, a limited liability company organized under the laws of Iowa (herein called the "Company," which term includes any successor corporation or limited liability company under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [ ] Million Dollars (such principal amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount") on March 1, 2029, and to pay interest thereon from March 11, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing September 1, 1999 at the rate of 6.927% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall continue to bear interest at the aforesaid rate of 6.927% per annum (to the extent that the payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. If an Illiquidity Event (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of 7.427%per annum from and including the date on which any such Illiquidity Event shall occur, until but excluding the date on which all Illiquidity Events shall cease to exist or shall otherwise have been cured; provided, however, that if such Illiquidity Event has not ceased to exist or is not otherwise cured within two years after the consummation of the MidAmerican Merger (as defined in the Indenture), such increase in interest rate will become permanent.

                  Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, at the option of the Company, payment of the interest on this Security may be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                            MIDAMERICAN FUNDING, LLC


                                            By: ________________________________
                                                 Name:
                                                 Title:




Attest:


By: __________________________
     Name:
     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                    IBJ WHITEHALL BANK & TRUST COMPANY
                                    as Trustee


Dated:______________                By:  ________________________________
                                         Authorized Signatory

        FORM OF REVERSE OF RULE 144A GLOBAL SENIOR SECURED BOND DUE 2029

                            MIDAMERICAN FUNDING, LLC
                      6.927% Senior Secured Bonds due 2029


1.  GENERAL

                 This Security is one of a duly authorized issue of Securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 11, 1999 (herein called the "Original Indenture"), between the Company and IBJ Whitehall Bank & Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of March 11, 1999 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $325,000,000.

2. OPTIONAL REDEMPTION

                 The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                 "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                 "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corpo-rate debt securities of comparable maturity to the remaining term of the Securities of this series.

                 "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                 "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

                 "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company.

                 "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

                 Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                 If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                 The Trustee may conclusively rely on an Officers' Certificate setting forth the calculation of the Redemption Price, which Officers' Certificate shall be delivered to the Trustee prior to the Redemption Date.

                 Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

                 In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Princi-pal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

3.  MANDATORY REDEMPTION

                  In the event that (i) the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (ii) CalEnergy elects to abandon the MidAmerican Merger, or the MidAmerican Merger Agreement is terminated, in either case, on or prior to September 7, 1999, for any reason, the Company shall redeem all the Securities on the Mandatory Redemption Date, in cash at a redemption price (the "Mandatory Redemption Price") equal to the aggregate principal amount thereof plus accrued and unpaid interest thereon to the earlier of (a) September 27, 1999, in the event that the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (b) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the occurrence of an event described in (ii) above (such earlier date being referred to herein as the "Mandatory Redemption Date").

                  Notice of Redemption pursuant to this paragraph 3 shall be given as provided for in the Indenture promptly after the occurrence of the event triggering such mandatory redemption.

                  Unless the Company defaults in payment of the Mandatory Redemption Price, from and after the Mandatory Redemption Date, the Securities of this series will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Mandatory Redemption Price thereof.

4.  DEFEASANCE

                 The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

5.  DEFAULTS AND REMEDIES

                 If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities under the Indenture may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless
(a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice from the Holder, request and offer of indemnity shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

6.  AMENDMENT AND WAIVER

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

7.  TRANSFER AND EXCHANGE; DENOMINATIONS

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, (which initially shall be the corporate trust office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8.  SUCCESSOR OBLIGORS

                  When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

9.  TRUSTEE DEALINGS WITH THE COMPANY

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

10. NO RECOURSE AGAINST OTHERS

                  No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

11. AUTHENTICATION

                 This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

12. CUSIP NUMBERS

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series.

13. GOVERNING LAW

                  This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

14. DEFINED TERMS

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                      SCHEDULE A

                             SCHEDULE OF ADJUSTMENTS


Initial Principal Amount:  U.S. $

                      Notation made
                                                                  Principal     on behalf of
Date                  Principal             Principal             Amount        the Security
adjustment            amount                amount                following     Exchange
made                  increase              decrease              adjustment    Agent/Registrar
--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

                                                                     EXHIBIT C.2

        FORM OF FACE OF REGULATION S GLOBAL SENIOR SECURED BOND DUE 2029


                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY (OR ITS PREDECESSOR) HAS BEEN ISSUED IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE. THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATION S THEREUNDER.

                  BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN, FOR THE BENEFIT OF THE COMPANY, (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
(A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) IN THE UNITED STATES TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (A) TO (E) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (3) AGREES THAT IT WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND ON THESE RESALE RESTRICTIONS.

                  THE RIGHTS ATTACHED TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE.

                  PRIOR TO THE COMMENCEMENT OF THE REGISTERED EXCHANGE OFFER OR THE EFFECTIVENESS OF THE SHELF REGISTRATION STATEMENT, TRANSFERS OF INTERESTS IN THIS REGULATION S GLOBAL SECURITY TO U.S. PERSONS SHALL BE LIMITED TO TRANSFERS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.

                  UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                            MIDAMERICAN FUNDING, LLC
                      6.927% Senior Secured Bonds due 2029


No. ____                                                $____________

                                                        ISIN No. US59562H AJ 77

                   MIDAMERICAN FUNDING, LLC., a limited liability company organized under the laws of Iowa (herein called the "Company," which term includes any successor corporation or limited liability company under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [ ] Million Dollars (such principal amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount") on March 1, 2029, and to pay interest thereon from March 11, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing September 1, 1999 at the rate of 6.927% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall continue to bear interest at the aforesaid rate of 6.927% per annum (to the extent that the payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. If an Illiquidity Event (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of 7.427%per annum from and including the date on which any such Illiquidity Event shall occur, until but excluding the date on which all Illiquidity Events shall cease to exist or shall otherwise have been cured; provided, however, that if such Illiquidity Event has not ceased to exist or is not otherwise cured within two years after the consummation of the MidAmerican Merger (as defined in the Indenture), such increase in interest rate will become permanent.

                  Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, at the option of the Company, payment of the interest on this Security may be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                            MIDAMERICAN FUNDING, LLC


                                            By:_________________________
                                                Name:
                                                Title:

Attest:

By: ____________________-
      Name:
      Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                    IBJ WHITEHALL BANK & TRUST COMPANY
                                    as Trustee


Dated:______________                By:  ________________________________
                                          Authorized Signatory

       FORM OF REVERSE OF REGULATION S GLOBAL SENIOR SECURED BOND DUE 2029

                            MIDAMERICAN FUNDING, LLC
                      6.927% Senior Secured Bonds due 2029

1.  GENERAL

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 11, 1999 (herein called the "Original Indenture"), between the Company and IBJ Whitehall Bank & Trust Company as trustee (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of March 11, 1999 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $325,000,000.

2.  OPTIONAL REDEMPTION

                 The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                 "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                 "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                 "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                 "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

                 "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company.

                 "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

                 Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                 If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                 The Trustee may conclusively rely on an Officers' Certificate setting forth the calculation of the Redemption Price, which Officers' Certificate shall be delivered to the Trustee prior to the Redemption Date.

                 Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

                  In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

3.  MANDATORY REDEMPTION

                  In the event that (i) the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (ii) CalEnergy elects to abandon the MidAmerican Merger, or the MidAmerican Merger Agreement is terminated, in either case, on or prior to September 7, 1999, for any reason, the Company shall redeem all the Securities on the Mandatory Redemption Date, in cash at a redemption price (the "Mandatory Redemption Price") equal to the aggregate principal amount thereof plus accrued and unpaid interest thereon to the earlier of (a) September 27, 1999, in the event that the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (b) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the occurrence of an event described in (ii) above (such earlier date being referred to herein as the "Mandatory Redemption Date").

                  Notice of Redemption pursuant to this paragraph 3 shall be given as provided for in the Indenture promptly after the occurrence of the event triggering such mandatory redemption.

                  Unless the Company defaults in payment of the Mandatory Redemption Price, from and after the Mandatory Redemption Date, the Securities of this series will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Mandatory Redemption Price thereof.

4.  DEFEASANCE

                 The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

5.  DEFAULTS AND REMEDIES

                 If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities under the Indenture may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                 As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request,
(d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice from the Holder, request and offer of indemnity shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

6.  AMENDMENT AND WAIVER

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

7.  TRANSFER AND EXCHANGE; DENOMINATIONS

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, (which initially shall be the corporate trust office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8.   SUCCESSOR OBLIGORS

                 When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

9.   TRUSTEE DEALINGS WITH THE COMPANY

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

10.  NO RECOURSE AGAINST OTHERS

                 No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

11. AUTHENTICATION

                 This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

12. ISIN NUMBER AND COMMON CODE

                 This Security will bear an ISIN number and a Common Code. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

13. GOVERNING LAW

                 This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

14.  DEFINED TERMS

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                      SCHEDULE A

                             SCHEDULE OF ADJUSTMENTS


Initial Principal Amount:  U.S. $

                      Notation made
                                                                  Principal     on behalf of
Date                  Principal             Principal             Amount        the Security
adjustment            amount                amount                following     Exchange
made                  increase              decrease              adjustment    Agent/Registrar
--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

--------------        --------------        --------------        ----------    ---------------

                                                                     EXHIBIT C.3

       FORM OF FACE OF RESTRICTED DEFINITIVE SENIOR SECURED BOND DUE 2029


                  THIS SECURITY HAS BEEN INITIALLY RESOLD TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DESCRIBED BY RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE. THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

                  BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN, FOR THE BENEFIT OF THE COMPANY, (1) REPRESENTS THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" DESCRIBED BY RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) IN THE UNITED STATES TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT,
(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (A) TO (E) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (3) AGREES THAT IT WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND ON THESE RESALE RESTRICTIONS.

                  UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY

UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF).

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                            MIDAMERICAN FUNDING, LLC
                      6.927% Senior Secured Bonds due 2029


No. ____                                                 $____________

                                                         CUSIP No. 59562H AF 5

                  MIDAMERICAN FUNDING, LLC, a limited liability company organized under the laws of Iowa (herein called the "Company," which term includes any successor corporation or limited liability company under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______, or registered assigns, the principal amount of [ ] Million Dollars (the "Principal Amount") on March 1, 2029, and to pay interest thereon from March 11, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing September 1, 1999 at the rate of 6.927% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall continue to bear interest at the aforesaid rate of 6.927% per annum (to the extent that the payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. If an Illiquidity Event (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of 7.427%per annum from and including the date on which any such Illiquidity Event shall occur, until but excluding the date on which all Illiquidity Events shall cease to exist or shall otherwise have been cured, provided, however, that if such Illiquidity Event has not ceased to exist or is not otherwise cured within two years after the consummation of the MidAmerican Merger (as defined in the Indenture), such increase in interest rate will become permanent.

                  Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, at the option of the Company, payment of the interest on this Security may be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                            MIDAMERICAN FUNDING, LLC


                                            By: ________________________________
                                                 Name:
                                                 Title:

Attest:

By:_______________
    Name:
    Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                    IBJ WHITEHALL BANK & TRUST COMPANY
                                    as Trustee


Dated:______________                By:  ________________________________
                                          Authorized Signatory

      FORM OF REVERSE OF RESTRICTED DEFINITIVE SENIOR SECURED BOND DUE 2029

                            MIDAMERICAN FUNDING, LLC
                      6.927% Senior Secured Bonds due 2029

1.  GENERAL

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 11, 1999 (herein called the "Original Indenture"), between the Company and IBJ Whitehall Bank & Trust Company as trustee (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of March 11, 1999 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $325,000,000.

2.  OPTIONAL REDEMPTION

                 The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                 "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                 "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                 "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                 "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

                 "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company.

                 "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

                 Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                 If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                 The Trustee may conclusively rely on an Officers' Certificate setting forth the calculation of the Redemption Price, which Officers' Certificate shall be delivered to the Trustee prior to the Redemption Date.

                  Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

3.  MANDATORY REDEMPTION

                 In the event that (i) the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (ii) CalEnergy elects to abandon the MidAmerican Merger, or the MidAmerican Merger Agreement is terminated, in either case, on or prior to September 7, 1999, for any reason, the Company shall redeem all the Securities on the Mandatory Redemption Date, in cash at a redemption price (the "Mandatory Redemption Price") equal to the aggregate principal amount thereof plus accrued and unpaid interest thereon to the earlier of (a) September 27, 1999, in the event that the MidAmerican Merger is not consummated on or prior to September 7, 1999 or (b) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the occurrence of an event described in (ii) above (such earlier date being referred to herein as the "Mandatory Redemption Date").

                 Notice of Redemption pursuant to this paragraph 3 shall be given as provided for in the Indenture promptly after the occurrence of the event triggering such mandatory redemption.

                 Unless the Company defaults in payment of the Mandatory Redemption Price, from and after the Mandatory Redemption Date, the Securities of this series will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Mandatory Redemption Price thereof.

4.  DEFEASANCE

                 The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

5.  DEFAULTS AND REMEDIES

                 If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities under the Indenture may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                 As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request,
(d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice from the Holder, request and offer of indemnity shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

6.  AMENDMENT AND WAIVER

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

7.  TRANSFER AND EXCHANGE; DENOMINATIONS

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, (which initially shall be the corporate trust office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Com-pany and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8.  SUCCESSOR OBLIGORS

                 When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

9.   TRUSTEE DEALINGS WITH THE COMPANY

                 The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

10.  NO RECOURSE AGAINST OTHERS

                 No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

11.  AUTHENTICATION

                 This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

12.  CUSIP NUMBERS

                 Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series.

13.  GOVERNING LAW

                 This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

14.  DEFINED TERMS

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. 88.